Exhibit 99.2

PROFICIENT AUTO LOGISTICS AGREES TO Acquire hansen & Adkins, Strengthening Market Leadership and Creating north America’s Largest Auto Haul Provider; ANNOUNCES launch of $75 MILLION CONVERTIBLE BOND OFFERiNG

JACKSONVILLE, FLORIDA – August 10, 2026 – Proficient Auto Logistics, Inc. (NASDAQ: PAL) (the “Company” or “Proficient”), a leading provider of auto transportation and logistics services, today announced a definitive agreement to acquire Hansen & Adkins (“H&A”), in a transaction that will create North America’s largest finished vehicle logistics platform with a network spanning the United States and Canada. The transaction is expected to close, subject to customary closing conditions, in mid-August 2026.

Founded in 1994 by two auto transport industry veterans, Hansen & Adkins, based in Los Alamitos, California, has a long-standing reputation for reliability and service quality, with a large, company-owned fleet and network footprint. H&A provides high-quality transport solutions for its North American portfolio of blue-chip automotive OEM customers. This transaction will enhance Proficient’s ability to invest in technology, fleet capabilities, and strategic initiatives to provide reliable core services that are critical to automotive original equipment manufacturers’ vehicle distribution networks.

“The combination of the two companies will create a stronger platform for sustainable long-term value creation built on proven leadership, operational discipline, and industry-leading capabilities,” shared Richard O’Dell, Proficient’s Chief Executive Officer. “The addition of Hansen & Adkins, a company highly aligned with our values, culture, and commitment to operational excellence, will establish Proficient as a stronger, more capable market leader that can invest at a scale few others can match.”

The transaction marks Proficient’s expansion into the Canadian market, under the brand name MCL McGill, establishing it in the fuller North American new vehicle distribution supply chain. The addition of H&A’s U.S. and Canadian businesses will more than double Proficient’s owned fleet capacity, while incorporating over 900 experienced drivers, operational, and support management personnel into Proficient’s team.

“After more than 30 successful years as a founder-owned business, we are thrilled to partner with Proficient to bring about our next chapter of continued success. Joining Proficient will provide our team and our customers with even greater resources to serve those who have trusted and relied upon us for decades,” stated Steve Hansen, co-founder and former owner of Hansen & Adkins. Hansen, along with Louie Adkins, will remain as advisors through year-end to support the transition. “Together, we can offer greater capacity, enhanced network flexibility, and the operational expertise to deliver vehicles safely, reliably, and efficiently at a time when asset-based capacity is vital for our industry.”

The acquisition of Hansen & Adkins will leverage the combination of industry-leading talent, best practices, and capabilities to enable synergies and create a stronger platform for innovation and performance. The transaction will reinforce Proficient’s position as a trusted leader in auto logistics, creating a differentiated company built on both scale and operational excellence. On a combined basis, Proficient expects to move more than four million vehicles annually across the North American automotive supply chain, including ports, plants, railheads, dealerships, rental and fleet locations, auctions, and other demand points.

The upfront purchase price in this transaction will be $130 million, including assumed debt of approximately $75 million. Of the approximately $55 million remaining purchase price, approximately $3 million will be paid in Proficient common stock with approximately $52 million to be paid in cash. The terms of the acquisition also provide for potential earnout payments of up to approximately $22.1 million, of which $2 million would be payable in shares of Proficient common stock with the remainder payable in cash, based on achievement of near-term EBITDA targets. Any shares issues in the transaction will be subject to a six-month lock-up from the date of issue. The cash portion of the purchase price will be paid with available cash resources and borrowings under Proficient’s credit facilities.

Convertible Bond Offering

In concert with the closing and funding of this transaction, Proficient is restructuring its debt instruments for efficiency, scalability and interest cost savings. As part of this restructuring, Proficient has announced that it plans to offer $75.0 million aggregate principal amount of convertible senior notes due 2033 (the “notes”) in a private offering (the “offering”) to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). The issuance and sale of the notes are expected to settle on August 13, 2026, subject to customary closing conditions.

The notes will be senior, unsecured obligations of Proficient and will mature on August 15, 2033, unless earlier repurchased, redeemed or converted.

The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at Proficient’s option at any time, and from time to time, on or after August 15, 2030 and on or before the 60th scheduled trading day immediately before the maturity date, but only if the last reported sale price per common share exceeds 130% of the conversion price for a specified period of time and certain other conditions are satisfied. In addition, the notes will be redeemable, in whole and not in part, at Proficient’s option if (i) certain changes in tax law occur; or (ii) the principal amount of the notes outstanding is less than 10% of the aggregate principal amount of notes initially issued, in each case, subject to certain conditions. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If a “fundamental change” occurs, then, subject to a limited exception, Proficient will offer to repurchase the notes for cash. The repurchase price will be equal to the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.

Proficient intends to use the net proceeds from the offering to refinance outstanding indebtedness and to pay the premiums in respect of the capped call transactions described below.

In connection with the pricing of the notes, Proficient expects to enter into one or more privately negotiated capped call transactions with certain financial institutions (the “option counterparties”). The capped call transactions are expected generally to reduce potential dilution to Proficient’s common stock upon any conversion of the notes, and/or offset any potential cash payments Proficient is required to make in excess of the principal amount of such converted notes, as the case may be, with such reduction and/or offset subject to a cap based on the cap price. Unless terminated early or extended, the capped call transactions are expected to expire over a period of 60 trading days beginning on May 17, 2033.

Proficient has been advised that, in connection with establishing its initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of Proficient common stock and/or enter into various derivative transactions with respect to Proficient’s common stock concurrently with, or shortly after, the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Proficient’s common stock or the notes at that time.

In addition, the option counterparties and/or their respective affiliates may modify their hedge positions by selling or purchasing Proficient’s common stock or other securities of Proficient in secondary market transactions and/or entering into or unwinding various derivatives with respect to Proficient’s common stock following the pricing of the notes and prior to the maturity of the notes (and are likely to do so (x) on each exercise date for the capped call transactions, which are expected to occur on each trading day during the 60 trading day period beginning on May 17, 2033 and (y) following any early conversion of the notes, any repurchase of the notes by Proficient on any fundamental change repurchase date, any redemption date or may do so on any other date on which the notes are repurchased by Proficient). This activity could also cause or avoid a decrease or increase in the market price of Proficient’s common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs following conversion or during any observation period related to a conversion of the notes, it could affect the number of shares and/or value of the consideration that noteholders will receive upon conversion of the notes.

The notes and the common stock issuable upon conversion of the notes, if any, have not been and will not be registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of the notes or any shares of common stock potentially issuable upon conversion of the notes and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Advisors

Raymond James acted as financial advisor to Proficient in connection with the acquisition of Hansen & Adkins and as sole placement agent in the private placement of the notes. Willkie Farr & Gallagher LLP acted as legal counsel to Proficient and Koley Jessen P.C., L.L.O. acted as legal counsel to Hansen & Adkins.

Proficient Second Quarter 2026 Financial Results

In a separate press release, Proficient today issued its earnings for its fiscal 2026 second quarter ended June 30, 2026, which is accessible on the Investor Relations section of the Company’s website at https://ir.proficientautologistics.com.

Conference Call and Webcast

The Company will host an investor conference call and webcast today at 5:00 p.m. EDT to discuss the acquisition as well as second quarter 2026 results. Investors are invited to join the conference call by registering through this link:
https://register-conf.media-server.com/register/BIdc1702f4dd57497ebad367c5a6615afb. Once registered, investors will receive a dial-in and a unique pin to join the conference. Investors may also join the listen-only Webcast via https://edge.media-server.com/mmc/p/3mqhd9aj. The accompanying presentation materials can be accessed through the Investor Relations section of the Company’s website at https://ir.proficientautologistics.com.

About Proficient Auto Logistics – Headquartered in Jacksonville, Florida, Proficient Auto Logistics (NASDAQ: PAL) is the leading specialized freight company focused on providing auto transportation and logistics services. Through the combination of nine industry-leading operating companies, including four since IPO debut May 2024, PAL operates the largest auto transportation fleet in North America, offering a broad range of services primarily focused on transporting finished vehicles from automotive production facilities, marine ports of entry, and regional rail yards to auto dealerships around North America. For more information, visit www.proficientautologistics.com.

Investor Relations:

Brad Wright

Chief Financial Officer and Secretary

Phone: 904-506-4317

Email: Investor.relations@proautologistics.com

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to possible or assume future results of our business, financial condition, results of operations, liquidity, plans and objectives. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions. We have based these forward-looking statements largely on our current expectations and projections regarding future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2026 (the “Annual Report”), and elsewhere in the Annual Report. Accordingly, you should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. The risks, uncertainties, and other factors, which are described in more detail in the documents we file with the Securities and Exchange Commission, include but are not limited to: those related to the offering of the notes and the use of proceeds therefrom and the capped call transactions; the satisfaction of the conditions to the closing of the H&A acquisition in a timely manner; expectations related to synergies, capacity, units moved, geographic footprint and combined company performance; costs related to, and the inability to recognize the anticipated benefits of the acquisition of H&A; risks related to the business of H&A and unexpected liabilities that may arise in connection with the integration of H&A into our business, including our ability to apply our procedures regarding internal controls over financial reporting to H&A; the risk that disruptions from the acquisition will harm our business, including current plans and operations; the diversion of management’s time and attention from ordinary course business operations to integration of H&A; potential adverse reactions or changes to business relationships resulting from the acquisition of H&A; the outcome of any legal proceedings that may be instituted against the Company in connection with our acquisition of H&A; our expectations regarding our future performance, results of operations, and our ability to improve our leverage position and balance sheet; the economic conditions in the global markets in which we operate; expectations and impact related to fuel price volatility; our ability to successfully implement our business strategy, effectively respond to changes in market dynamics and customer preferences, and achieve the anticipated benefits and associated cost savings of such strategies and actions; our ability to recruit and retain qualified driving associates, independent contractors and third-party auto transportation and logistics companies; an increase in the frequency or severity of accidents or other claims; our expectations regarding the successful implementation of our acquisitions; geopolitical developments and additional changes in international trade policies and relations; the effect of any international conflicts or terrorist activities on the United States and global economies in general, the transportation industry, or us in particular, and what effects these events will have on our costs and the demand for our services; our ability to manage our network capacity and cost structure for capital expenditures and operating expenses, and match it to shifting and future customer volume levels; our ability to compete effectively against current and future competitors; our ability to maintain our profitability despite quarterly fluctuations in our results, whether due to seasonality, large cyclical events, or other causes; our ability to adapt to and address changes to the capacity environment, driver compensation and market pricing; our future financial and operating results; our expectations regarding the period during which we will qualify as an emerging growth company under the JOBS Act; and the sufficiency of our existing cash to fund our future operating expenses and capital expenditure requirements.

The forward-looking statements made in this document relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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